                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          CHILDREN'S WONDERLAND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           CHILDREN'S WONDERLAND, INC.
                              28310 ROADSIDE DRIVE
                                    SUITE 220
                            AGOURA, CALIFORNIA 91301



                                                                October 15, 1996

Dear Shareholder:

         You are cordially invited to attend the 1996 Annual Meeting (the "Annual Meeting") of Stockholders of Children's Wonderland, Inc. (the "Company"), which will be held at 11:00 a.m. on December 11, 1996, at the Warner Center Marriott Hotel, 21850 Oxnard St., Woodland Hills, California 91367. All holders of the Company's outstanding common stock as of October 12, 1996, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

         We hope that you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

         The Board of Directors and management look forward to greeting those shareholders who are able to attend.

                                                     Sincerely,


                                                     /s/ Robert M. Wilson
                                                     -------------------------
                                                     Robert M. Wilson
                                                     Secretary

                   PRIOR TO THE MEETING
         YOU ARE CORDIALLY INVITED TO TOUR THE NEW
CHILDREN'S WONDERLAND FULL-SERVICE INTERGENERATIONAL FACILITY
                     IN WARNER CENTER
      LOCATED AT 5855 DE SOTO AVENUE, WOODLAND HILLS
               (CORNER OF CALIFA & DE SOTO)
                JUST MINUTES FROM THE HOTEL

               TOURS BEGINNING AT 10:00 a.m.

                           CHILDREN'S WONDERLAND, INC.
                              28310 ROADSIDE DRIVE
                                    SUITE 220
                            AGOURA, CALIFORNIA 91301

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 1996
                       -----------------------------------

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Children's Wonderland, Inc., a California corporation (the "Company"), will be held at 11:00 a.m., on December 11, 1996, at the Warner Center Marriott Hotel, 21850 Oxnard St., Woodland Hills, California 91367 for the following purposes:

1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

2. To approve the Company's 1996 Stock Option Plan and to authorize 400,000 shares of Common Stock for issuance under such plan.

3. To ratify the selection of Deloitte & Touche L.L.P. as the Company's independent accountants for the Company's fiscal year ending June 30, 1997.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 12, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.


                                      By Order of the Board of Directors,


                                      /s/ Robert M. Wilson
                                      ------------------------------------
                                      Robert M. Wilson
                                      Secretary

Dated:  October 15, 1996

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEES AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           CHILDREN'S WONDERLAND, INC.
                              28310 ROADSIDE DRIVE
                                    SUITE 220
                            AGOURA, CALIFORNIA 91301

                                -----------------

                                 Proxy Statement
                                ----------------

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Children's Wonderland, Inc. ("Children's Wonderland" or the "Company") for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m. on December 11, 1996, at the Warner Center Marriott Hotel, 21850 Oxnard St., Woodland Hills, California 91367 and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Corporation, by issuance of a subsequent proxy, or by voting at the Annual Meeting in person. Attendance at the meeting will not, by itself, revoke a proxy.

         At the close of business on October 12, 1996, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 3,941,668 shares of Common Stock, no par value ("Common Stock"). Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. In voting for directors, however, if any stockholder gives notice at the Annual Meeting prior to voting of an intention to cumulate votes, then each stockholder has the right to cumulate votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (i.e., five) multiplied by the number of shares which the stockholder is entitled to vote. Unless the proxy holders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxy holders discretionary authority to cumulate votes.. Only stockholders of record at the close of business on October 12, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         The enclosed proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxyholders.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

         The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. It is anticipated that this proxy statement and accompanying proxy will be mailed on or about October 18, 1996 to all stockholders entitled to vote at the Annual Meeting.

         The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully described below.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors are elected at each annual meeting of the shareholders and hold office until the next annual meeting. Each director, including a director elected to fill a vacancy shall hold office until the expiration of the term for which elected, and until a successor has been elected and qualified.

         Management nominates the following for election at the Annual Meeting of Stockholders: Debby S. Bitticks, Kenneth W. Bitticks, James W. Gott, Michael
L. Laney and Robert M. Wilson. If elected, the nominees will serve as directors until the Company's annual meeting of stockholders in 1997, and until their respective successors are elected and qualify. If any of the above mentioned nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as management may designate.

         If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e. "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

         The table below sets forth the current directors who constitute the nominees to be elected at this meeting, and certain information with respect to age and background.



Name                       Position with Company                       Age              Director Since
----                       ---------------------                       ---              --------------

Debby S. Bitticks          Chief Executive Officer and                 51               1993
                           Director

Kenneth W. Bitticks        Chairman of the Board                       50               1993


James W. Gott              Director                                    37               1996


Michael L. Laney           Director                                    51               1996


Robert M. Wilson           President, Chief Financial                  52               1995
                           Officer and Director


                               BUSINESS EXPERIENCE

DIRECTORS AND/OR EXECUTIVE OFFICERS: NOMINEES FOR DIRECTORS

DEBBY S. BITTICKS has served as the Chief Executive Officer and a director of the Company since its formation in September 1993. Ms. Bitticks was the Chief Executive Officer of D&D Financial Corporation ("D&D") from 1972 until May 1994, when D&D sold its day care centers to the Company. From 1969 to 1972, Ms. Bitticks was an Educational Therapist specializing in visual perceptual and psycholinguistic development and disorders at the

West Valley Center for Educational Therapy in California.

KENNETH W. BITTICKS has been a director of the Company since its formation, and in September 1994 was appointed Chairman of the Board. Mr. Bitticks has been acting as a consultant to the Company since July 1996. He was the Chief Executive Officer of Interlink Electronics ("Interlink"), a public company which manufactures electronic components, from September 1987 through February 1994 and also served as Interlink's Chairman of the Board from June 1990 through September 1994. Prior to that time, he had been an investor in Interlink and a consultant to its founder. From 1976 to 1986, Mr. Bitticks was the founder, President, Chief Executive Officer and a director of Delphi Information Systems, Inc., a publicly traded computer software company. Mr. Bitticks, a Certified Public Accountant, founded and managed a computer software development and marketing group for Haskins & Sells, Certified Public Accountants, from 1968 to 1976. Mr. Bitticks holds a B.S. degree from the University of Southern California.

JAMES W. GOTT has been a director of the Company since September 1996. Mr. Gott is active in various youth, health and civic programs, including the Hollenbeck Youth Center in East Los Angeles, Villa Esperanza (a unique educational facility for autistic children) in Pasadena, California, and the Cystic Fibrosis Foundation. Now retired from a baseball career in the major leagues, Mr. Gott is co-host of Sports Talk - a talk radio program on KABC-AM Los Angeles. From 1982 to 1995, Mr. Gott was a pitcher for the Pittsburgh Pirates (1995, 1987 - 1990), the Los Angeles Dodgers (1990 - 1994), the San Francisco Giants (1985 - 1987) and the Toronto Blue Jays (1982 - 1984).

MICHAEL L. LANEY has been a director of the Company since May 1996. Since January 1994, Mr. Laney has been the Senior Vice President, Operations of the Feature Animation Division of Warner Bros., a subsidiary of Time-Warner Inc. From 1992 to January 1994, he served as the Vice President, Operations of the Feature Animation Division of Walt Disney Pictures and Television, a subsidiary of The Walt Disney Company. From 1987 to 1992, Mr. Laney served as the Senior Vice President, Finance/Administration and Chief Financial Officer of Monarch Mirror Door Company, Inc., a $75 million national manufacturer of mirror products. Mr. Laney is a Certified Public Accountant and holds a M.B.A. degree from the University of California, Los Angeles and a B.A. degree in Accounting from California State University, Northridge.

ROBERT M. WILSON has been the President, Chief Financial Officer, Secretary and a director of the Company since June 1995. Prior to joining the Company, Mr. Wilson served in various capacities, including Vice President-Chief Financial/Operating Officer from February 1992 to May 1995 at Wismer*Martin, Inc., a publicly traded provider of health care information systems. From 1989 to 1991 he was President, Chief Executive Officer and a director of Caelus, Inc., a software developer. He was employed from 1987 to 1989 by Interlink as Chief Financial/Operating Officer and a director. From 1981 to 1986 he was President and Chief Executive Officer and a director of Collins Systems, Inc., a provider of information systems to the oil industry. Mr. Wilson is a Certified Public Accountant and holds a B.S. degree from the University of Southern California.

Debby S. Bitticks and Kenneth W. Bitticks are married to each other. No other family relationships exist among the directors and executive officers of the Company.



      BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

              During fiscal year 1996, the Board of Directors held two board meetings and conducted the majority of its affairs through unanimous written consents. The Board established an Audit Committee and a Compensation Committee on August 1, 1996. There is no nominating committee and the members of each committee were nominated by a majority vote of the Board of Directors.

AUDIT COMMITTEE

              The Board established an Audit Committee in August 1996 to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans for and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls and financial management practices. Kenneth W. Bitticks, James W. Gott and Michael L. Laney serve as members of the Audit Committee. As the Audit Committee was not formed during the fiscal year ended June 30, 1996, no meetings were held during the last fiscal year. The Audit Committee did meet, however, on August 1, 1996 and September 18, 1996.

COMPENSATION COMMITTEE

              The Board established a Compensation Committee in August 1996 to determine compensation for the Company's executive officers and to administer the Company's incentive stock option plans. Kenneth W. Bitticks, Michael L. Laney and Robert M. Wilson serve as members of the Compensation Committee. As the Compensation Committee was not formed during the fiscal year ended June 30, 1996, no meetings were held during the last fiscal year. The Compensation Committee did meet, however, on August 1, 1996 and September 18, 1996.



                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF EACH NOMINEE.


                                   PROPOSAL 2

                     APPROVAL OF THE 1996 STOCK OPTION PLAN

         The Board of Directors adopted the Company's 1996 Stock Option Plan in September 1996 and amended the plan in October 1996 (the "1996 Option Plan") authorizing the issuance of 400,000 shares of the Company's Common Stock (attached hereto as Exhibit A).

         Stockholders are requested in this Proposal 2 to approve the 1996 Option Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1996 Option Plan. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

         The essential features of the 1996 Option Plan are outlined below.

GENERAL

         The 1996 Option Plan provides for the grant of both incentive and non-qualified stock options. Incentive stock options granted under the 1996 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-qualified stock options granted under the 1996 Option Plan are not intended to qualify as incentive stock options under the Code. See "Tax Information" for a discussion of the tax treatment of incentive and non-qualified stock options.

PURPOSE
         The 1996 Option Plan was adopted to provide a means by which selected officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

         The 1996 Option Plan is administered by the Compensation Committee. The Committee has the power to construe and interpret the 1996 Option Plan and, subject to the provisions of the 1996 Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option and other terms of the option.

STOCK SUBJECT TO THE 1996 OPTION PLAN

         If options granted under the 1996 Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1996 Option Plan.

ELIGIBILITY

         Incentive stock options may be granted only to selected employees (including officers) of the Company and its affiliates. Non-qualified stock options may be granted to selected employees (including officers), directors and consultants.

         No incentive stock options may be granted under the 1996 Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 1996 Option Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the 1996 Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1996 Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonqualified options under the 1996 Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The exercise price of options granted under the 1996 Option Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other Common Stock of the Company, (b) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

         OPTION EXERCISE. Options granted under the 1996 Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised.

         TERM. The maximum term of options under the 1996 Option Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1996 Option Plan generally terminate 30 days after the optionee ceases to be employed by or serve as a consultant to the Company or any affiliate of the Company unless the termination of employment or consultancy is due to such person's death or permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination, but only to the extent the option was exercisable at the time of such termination. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship.

RESTRICTIONS ON TRANSFER

         Options granted under the 1996 Option Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person.

EFFECT OF CERTAIN CORPORATE EVENTS

         If any change is made in the stock subject to the 1996 Option Plan or subject to any option granted under the 1996 Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1996 Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee in a particular calendar year and the class, number of shares and price per share of stock subject to such outstanding options.

         In the event of a merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding prior to the merger are converted into other property, then with respect to options held by persons then performing services as employees, directors or consultants for the Company or any affiliate of the Company, the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the 1996 Option Plan will terminate if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 1996 Option Plan at any time. Unless sooner terminated, the 1996 Option Plan will terminate on September 18, 2006.

         The Board may also amend the 1996 Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve (12) months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the 1996 Option Plan; (ii) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code); or (iii) modify the 1996 Option Plan in any other way if such modification requires stockholder approval in order for the Option Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act").

FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK OPTIONS. Incentive stock options under the 1996 Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or
(ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options granted under the 1996 Option Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: either (a)(i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a Compensation Committee comprised solely of "outside directors" and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a Compensation Committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established by the Compensation Committee while the outcome is substantially uncertain and approved by the stockholders.

         For the aforementioned reasons, the Company's 1996 Option Plan provides for an annual per employee limitation as required under Section 162(m). Because the Company's Compensation Committee may not be comprised solely of "outside directors," options granted by the Committee may not qualify as "performance-based compensation."

         OTHER TAX CONSEQUENCES. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 1996 Option Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable.

                                   PROPOSAL 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Deloitte & Touche L.L.P. as the Company's independent accountants for the fiscal year ending June 30, 1997 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Deloitte & Touche L.L.P. has audited the Company's financial statements since its inception in 1993. Representatives of Deloitte & Touche L.L.P. will be present at the Annual Meeting and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Deloitte & Touche L.L.P. as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche L.L.P. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Deloitte & Touche L.L.P.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth the amount of shares of the Company owned (as of September 27, 1996 unless otherwise indicated) by the Company's directors, Chief Executive Officer and its other executive officer. (See "Executive Compensation - Summary Compensation Table") below), each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's outstanding Common Stock, and all directors and executive officers as a group. Unless otherwise indicated below, the business address of each individual is the same as the address of the Company's principal executive offices.

                                             Number of               Percentage of Class
                                               Shares                   of Common Stock
                                                                     -------------------
                                            Beneficially
 Name of Beneficial Owner                     Owned(1)
-------------------------                   ------------

Debby S. Bitticks(2)                           457,285                       11.3%

Kenneth W. Bitticks(3)                         457,285                       11.3%

James W. Gott(4)                                     0                          0%

Michael L. Laney(5)                                  0                          0%

Robert M. Wilson(6)                             70,818                        1.8%

Executive Officers and Directors
as a Group;
5 Persons(2)(3)(4)(5)(6)(7)                    528,103                       12.9%


Elliot R. Wax(8)                               218,635                        5.4%
c/o Elliot R. Wax & Associates, Inc.
P.O. Box 1485
Studio City, CA 91614

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. The table includes shares issuable upon the exercise of options or warrants that are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Chief Executive Officer and director, includes 197,660 shares of Common Stock and warrants to purchase 67,800 shares, jointly owned with Kenneth W. Bitticks, and options granted to Kenneth W. Bitticks to purchase 40,000 shares.

(3) Chairman of the Board, includes options to purchase 40,000 shares, 197,660 shares of Common Stock, and warrants to purchase 67,800 shares, jointly owned with Debby S. Bitticks and 151,825 shares owned by Debby S. Bitticks.

(4)  Director.

(5) Director, c/o Warner Brothers Feature Animation, 500 N. Brand Boulevard, Suite 1800, Glendale, California 91203.

(6) President, Chief Financial Officer and director, includes options to purchase 40,000 shares.

(7)  Shares which are beneficially owned by both Debby S. Bitticks and Kenneth
     W. Bitticks are included only once in the total number of shares and percentage beneficially owned.

(8) Includes warrants to purchase 100,732 shares, 45,171 of which are held by Elliot Wax & Associates, Inc. Money Purchase Pension Trust Agreement, 11,535 of which are held by Elliot Wax & Associates, Inc. Money Purchase Pension Trust Agreement Rollover Account, and 44,026 of which are held by The Wax Family Trust, all of which Mr. Wax serves as Trustee. Also includes 45,171 shares held by Elliot Wax & Associates, Inc. Money Purchase Pension Trust Agreement, 11,535 shares held by Elliot Wax & Associates, Inc. Money Purchase Pension Trust Agreement Rollover Account, and 61,196 shares held by The Wax Family Trust.

         Except as listed above, there is no other stockholder who beneficially owns more than 5% of the Company's Common Stock.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors, and stockholders are required by Commission regulations to furnish the Company with copies of all reports that they file.

         Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with, except that Mr. Laney and Mr. Gott each filed a report late.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Each non-employee director of the Company receives a fee of $500 for each meeting of the Board of Directors attended by such director.

         Kenneth W. Bitticks currently acts as a consultant to the Company and has acted as such since July 1996. He received no fees for consulting services during fiscal 1996.

         Non-employee directors of the Company are eligible to receive stock option grants under the 1996 Option Plan following their initial election to serve on the Board. Options granted under the 1996 Option Plan to non-employee directors are not intended by the Company to qualify as incentive stock options under the Internal Revenue Code.

         The 1996 Option Plan provides for a one-time, non discretionary grant to each non-employee director of an option to purchase 11,000 shares of the Company's Common Stock, effective upon the initial election of such person for the first time to serve as a non-employee director of the Company. Each non-employee director also will receive a grant of an option to purchase 5,000 shares of the Company's Common Stock on the anniversary of his or her election to the Board. The exercise price for such options is 85% of the fair market value of the Common Stock subject to the option on the date of the option grant.

         Such options vest over four years according to the following schedule:
So long as the optionee continues to serve as a non-employee director of the Company, 25% of the shares subject to the option will vest on each of the first, second, third and fourth anniversaries of the date of grant.

         If any change is made in the stock subject to the 1996 Option Plan, or subject to any option granted under the 1996 Option Plan, the 1996 Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and maximum number of shares subject to the 1996 Option Plan and the class, number of shares and price per share of stock subject to such outstanding options.

         During the fiscal year which ended June 30, 1996, upon his election to the Board in May 1996, Michael L. Laney was granted an option to purchase 11,000 shares of Common Stock pursuant to the 1993 Incentive Stock Option Plan, which vest over three years, one-third of the total shares on each of the first, second and third anniversaries of the date of grant. In addition, if Proposal 2 is approved, Mr. Gott will receive an option under the 1996 Option Plan to purchase 11,000 shares of Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS

         The Summary Compensation Table sets forth the compensation earned by or paid to the Company's Chief Executive Officer and other executive officers whose total annual salary exceeded $100,000 for the last two completed fiscal years. No other current executive officer's or other current employee's total salary and bonus exceeded $100,000 for the years ended June 30, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                         Long-Term
                                                                                                       Compensation
                                                                 Annual Compensation Awards
                                                                 --------------------------              Securities
                                                                                          All Other      Underlying
Name and Principal Position                   Year           Salary          Bonus      Compensation(1)     Options
---------------------------                   ----           ------          -----      -------------   -----------

Debby S. Bitticks........................     1996          $132,500             --       $ 4,751             --
  Chief Executive Officer(2)                  1995          $132,500             --       $ 6,000             --

Robert M. Wilson.........................     1996          $ 98,000        $15,000       $25,453         $    0
  President, Chief Financial                  1995          $ 57,378             --       $14,547         $    0
  Officer and Secretary(3)

Brian T. Fitzpatrick.....................     1995          $130,000             --       $12,000             --
  President, Chief Financial Officer
  and Secretary(4)

(1) In the interest of attracting and retaining qualified personnel, the Company may, but does not currently, provide its executive officers with certain perquisites. These include the cost of Company-paid life, disability and group medical insurance.

(2) The amounts shown as all other compensation consist of an automobile allowance paid by the Company.

(3) Includes $49,378 payment for services rendered prior to Mr. Wilson becoming an officer of the Company. Payment of Mr. Wilson's salary commenced in June 1995. His salary on an annual basis (exclusive of any bonus) is $98,000. Mr. Wilson received a relocation allowance of $40,000 of which $14,547 was paid in fiscal 1995 and the remaining $25,453 in fiscal 1996 (shown as "All Other Compensation").

(4) Mr. Fitzpatrick's resigned in June 1995. His salary on an annual basis (exclusive of any bonus) was $130,000. See "Certain Transactions." The amounts shown as all other compensation consist of an automobile allowance paid by the Company.


         The following table provides information concerning stock options granted during the years ended June 30, 1995 and 1996, to the Company's officers named above.

                                  OPTION GRANTS

                                                   Number of         % of
                                                  Securities     Total Options
                                                  Underlying      Granted to
                                                    Options      Employees in    Exercise         Expiration
                                         Year       Granted(1)    Fiscal Year    Price(2)            Date
                                         ----     ------------   -------------   --------         ----------
Debby S. Bitticks....................    1996            --            --           --                 --..........
 .....................................    1995            --            --           --                 --
Robert M. Wilson.....................    1996            --            --           --                 --...........
 ......................................   1995        40,000          29.4%       $1.00           June 1, 2000
Brian T. Fitzpatrick..................   1995            --            --           --                 --...........

----------------------------

(1) All of the shares of Common Stock underlying such option were vested at the time of grant.

(2) Such exercise price represents the fair market value of the Common Stock, as determined by the Company to be $1.00 per share as of June 30, 1995.


         No options were exercised in fiscal 1995 or fiscal 1996 by any of the Company's officers named above.

The following table sets forth, for each such officer, the number and value of vested and unvested options held as of June 30, 1996.

                          OPTION VALUE AT JUNE 30, 1996

                                           Number of Securities
                                          Underlying Unexercised                       Value of Unexercised
                                            Options at June 30                          Options at June 30
                                      -------------------------------              ------------------------------
                                      Exercisable       Unexercisable              Exercisable      Unexercisable
                                      -----------       -------------              -----------      -------------
Debby S. Bitticks................            --                 --                         --               --
Robert M. Wilson.................        40,000                 --                   $310,000               --


EMPLOYMENT AGREEMENTS

         The Company and Debby S. Bitticks have extended her employment agreement until September 30, 1998 at an initial base salary of $132,500 and a bonus to be determined by the Board of Directors. The base salary is subject to review by the Board of Directors, and the Board of Directors is further authorized to establish an annual bonus to be earned upon accomplishment of milestones or objectives to be determined by the Board of Directors. In the event that the Company terminates Ms. Bitticks' employment other than for cause, the Company will continue to pay Ms. Bitticks her base salary for an additional twelve months.

         The Company and Robert M. Wilson have entered into an employment agreement until May 31, 1998 at an initial base salary of $98,000 and a bonus to be determined by the Board of Directors. For the first year of the agreement, Mr. Wilson received a $40,000 relocation bonus and was authorized to receive up to $15,000 in bonuses upon completion of certain objectives. The base salary is subject to review by the Board of Directors, and the Board of Directors is further authorized to establish an annual bonus to be earned upon accomplishment of milestones or objectives to be determined by the Board of Directors. In the event that the Company terminates Mr. Wilson's employment other than for cause, the Company will continue to pay Mr. Wilson his base salary for an additional twelve months.

STOCK OPTION PLAN

         In December 1993, the Board of Directors adopted the 1993 Incentive Stock Option Plan and amended such plan in December 1995 (the "1993 Option Plan"). The 1993 Option Plan provides for grants to key employees, directors, consultants and agents of the Company. There is no maximum or minimum number of shares which may be subject to options granted to any one individual under the 1993 Option Plan. Pursuant to the 1993 Option Plan, options to acquire or awards of restricted stock were granted to key employees and directors and options were granted to consultants.

         Subject to the provisions of the 1993 Option Plan, the Board or a committee of the Board has the authority to determine the individuals to whom the stock awards are to be granted, the number of shares to be covered by each award, the restrictions, if any, on the award, and other terms and conditions.

         The Board also adopted the 1996 Option Plan in September 1996 and amended such plan in October 1996. See Proposal 2 for a description of the 1996 Option Plan.

                              CERTAIN TRANSACTIONS

         In May 1994, the Company acquired all of the assets of D&D and its subsidiaries, including the rights to the "Children's Wonderland" trademark and logo and the service mark "The Family Resource Center." At that time, Debby S. Bitticks was the owner of 52% of the outstanding shares of D&D. The aggregate consideration given by the Company was approximately $673,109, consisting of 105,443 shares of Common Stock at an issue price of approximately $0.02 per share (for a total issue price of approximately $2,109) and the assumption of D&D's and its subsidiaries' obligations of approximately $671,000 in liabilities. All of these assets were acquired subject to security interests held by Kenneth W. Bitticks or the landlord of the Center located in Oxnard, California. No appraisal of these assets was made at the time of purchase. Instead, the consideration paid for these assets was determined by Debby S. Bitticks based on her understanding of their value and on terms that she believed in good faith would be acceptable to the shareholders and creditors of D&D and its subsidiaries and to the shareholders of the Company. No independent determination was made as to whether such value and terms were no less favorable to the Company than could be obtained from an unaffiliated third party. Approximately 24,655 shares were used to pay creditors of D&D and its subsidiaries in full satisfaction of all outstanding liabilities (other than the liabilities being assumed by the Company), including approximately $142,500 of liabilities guaranteed by Debby S. Bitticks. Debby S. Bitticks also had personally guaranteed the lease obligation for the D&D Centers and was released from the guaranty under the lease for the Agoura Center upon the completion of its acquisition by the Company. The remaining approximately 81,008 shares were issued by the Company to shareholders of D&D and its subsidiaries at an issue price of approximately $0.02 per share in consideration of their consent to the sale of D&D Centers. As Debby S. Bitticks was the owner of 52% of the outstanding shares of D&D, she received approximately 41,760 shares of Common Stock of the Company for approximately $948 in addition to the 110,065 of Common Stock which she acquired for $2,500 as a founder of the Company.

         Kenneth W. Bitticks has previously advanced funds to the Company, which totaled $600,000 as of April 30, 1994, pursuant to a credit agreement dated November 30, 1993. At the request of the Company, pursuant to an amendment to the credit agreement dated April 25, 1994, Mr. Bitticks converted his $600,000 loan to units which were delivered at the closing of the Company's first private offering in May 1994. As a result of such conversion and his additional investment of $16,000, he acquired 135,600 shares and warrants to purchase 67,800 shares. Under the credit agreement with the Company, Mr. Bitticks agreed to loan up to $500,000 to the Company as needed for working capital purposes during the two years following the acquisition of the D&D Centers subject only to the Company not being in default of its obligations thereunder. Such loan bears interest at the rate of 10% per annum and is secured by a lien on the Company's assets. The credit agreement was amended in September 1994 to provide that Mr. Bitticks would invest a total of $110,000 in the Company's convertible promissory notes private offerings and would loan $75,000 to the Company under a promissory note which did not have any conversion features, but for which Mr. Bitticks was issued 4,403 shares of the Company's Common Stock; these amounts ($185,000) reduced his line of credit obligation from $500,000 to $315,000, $236,000 of which has been borrowed by the Company. Mr. Bitticks also has guaranteed the Company's obligations under the lease for the Center located in Newbury Park, California.

         In providing financing to the Company with respect to funding leasehold improvements and the purchase of furniture and fixtures for the Center to be established in Woodland Hills, California and certain other locations, Orix USA Corporation required that Kenneth W. Bitticks and Debby S. Bitticks guaranty the obligations of the Company. They agreed to do so upon the condition that the Company enter into an indemnity agreement and secure its obligations under the indemnity agreement by the grant of a security interest in all of the assets, including the leasehold rights, of the Woodland Hills Center. This loan was repaid in May 1996.

         As a co-founder of the Company, Kenneth W. Bitticks acquired 72,643 shares of Common Stock for an aggregate purchase price of $1,650 (with 14,986 of those shares subsequently being transferred by him to other investors at no cost, including 951 shares to Elliot R. Wax, as trustee of a trust, a former director of the Company). As Chairman of the Board, he was awarded in June 1995 options to purchase 40,000 shares of Common Stock under the Option Plan at an exercise price of $1.00 per share. See "Executive Compensation -- Stock Option Plan."

         As a former shareholder and creditor of D&D, Elliot R. Wax, as trustee of certain trusts, acquired 11,817 shares of Common Stock in May and October 1994, partially for cash and partially for cancellation of indebtedness. In June 1994, Mr. Wax as such trustee received 951 shares from Mr. Bitticks at no cost. In addition, Mr. Wax, as such trustee, invested a total of $100,000 in the Company's convertible promissory notes private offering and loaned an additional $75,000 to the Company under a convertible promissory note pursuant to which the trusts also received 4,403 shares of the Company's Common Stock. In exchange for the contribution of an additional $150,000 and the conversion of the $75,000 promissory note, together with $3,800 of accrued interest, Mr. Wax, as such trustee, has received 100,732 shares of Common Stock of the Company and warrants to purchase an additional 100,732 shares of Common Stock at $2.00 per share.

         In November 1993, Brian T. Fitzpatrick acquired 74,844 shares of Common Stock for an aggregate purchase price of $1,700. From September 1993 to June 1995, Mr. Fitzpatrick served as the President, Secretary and a director, and from October 1994 to April 1995 he served as the acting Chief Financial Officer, of the Company pursuant to an employment agreement which provided for an annual salary of $130,000. Pursuant to an agreement entered into with the Company in June 1995, Mr. Fitzpatrick resigned as an officer, director and employee of the Company, sold 48,429 shares of Common Stock to certain employees of the Company for an aggregate sales price of $2,200 and agreed to accept $86,644 in payment in consideration of all amounts otherwise payable by the Company to him. Such amount was paid in sixteen semi-monthly installments of $5,416.50, which payments commenced in July 1995.

         Pursuant to the June 1995 agreement between the Company and Mr. Fitzpatrick, Robert M. Wilson purchased 30,818 shares of Common Stock from Mr. Fitzpatrick for an aggregate purchase price of $1,400. In June 1995, the Board of Directors awarded to Robert M. Wilson options to purchase 40,000 shares of Common Stock under the Option Plan at an exercise price of $1.00 per share. Prior to becoming an employee of the Company, Mr. Wilson rendered consulting services to the Company from March 1995 through May 1995, for which he received $49,378.


                               FORM 10-KSB REPORT

         A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB is available without charge to stockholders and may be obtained by writing to Robert M. Wilson, Chief Financial Officer, Children's Wonderland, Inc., 28310 Roadside Drive, Suite 220, Agoura, California 91301.


                              SHAREHOLDER PROPOSALS

         Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before June 17, 1997, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's principal accountant selected for the current fiscal year is Deloitte & Touche, L.L.P., Los Angeles, California ("Deloitte & Touche"). Deloitte & Touche served as the Company's principal accountant for the fiscal year ended June 30, 1996 as well. Representatives of Deloitte & Touche will be present at the Annual Meeting of Stockholders on December 11, 1996 and will be available to answer appropriate questions.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                                           By Order of the Board of Directors


                                            /s/ Robert M. Wilson
                                           -----------------------------
                                           Robert M. Wilson
                                           Secretary

Agoura, California
October 15, 1996

Please complete, date, and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States.

                                   EXHIBIT A

                             1996 STOCK OPTION PLAN
                         OF CHILDREN'S WONDERLAND, INC.

                            1996 STOCK OPTION PLAN OF

                           CHILDREN'S WONDERLAND, INC.


         Children's Wonderland, Inc., a corporation organized under the laws of the State of California (the "Company"), hereby adopts this 1996 Stock Option Plan (the "Plan"). The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to its Independent Directors, Employees (as such terms are defined below) and consultants by assisting them to become owners of capital stock of the Company and thus permitting them to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of directors, employees and consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   DEFINITIONS

         1.1 General. Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

         1.2 Board. "Board" shall mean the Board of Directors of the Company.

         1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 Committee. "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

         1.5 Company. "Company" shall mean Children's Wonderland, Inc. In addition, "Company" shall mean any corporation assuming or issuing new employee stock options in substitution for Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

         1.6 Employee. "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under
Section 3401(c) of the Code) of the Company or its subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, and includes employees who are directors or officers of the Company.

         1.7 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.8 Incentive Stock Option. "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.9 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.10 Non-Qualified Option. "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

         1.11 Option. "Option" shall mean an option to purchase capital stock of the Company granted under the Plan. "Options" include both Incentive Stock Options and Non-Qualified Options.

         1.12 Optionee. "Optionee" shall mean an Independent Director, Employee or consultant to whom an Option is granted under the Plan.

         1.13 Plan. "Plan" shall mean this 1996 Stock Option Plan of the
Company.

         1.14 Secretary. "Secretary" shall mean the Secretary of the Company.

         1.15 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.16 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, as a consultant to the Company or a subsidiary, is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.17 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Company or its subsidiaries is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section . Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         2.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of the Company's no par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 400,000.

         2.2 Annual Dollar Limits on Grants of Incentive Stock Options. The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Employee in any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

         2.3 Unexercised Options. If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned or granted hereunder, subject to the limitations of Sections 2.1 and 2.2.

         2.4 Changes in Company's Shares. In case the Company shall (i) pay a dividend in shares of common stock or make a distribution in shares of common stock, (ii) subdivide its outstanding shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iv) issue by reclassification of its shares of common stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares of common stock purchasable upon exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares of common stock or other securities of the Company which Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto. Such adjustment in the Option shall be made without change in the total exercise price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) but with any necessary corresponding adjustment in Option exercise price per share; provided, however, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code. By way of example, if an Option to purchase 100 shares at an exercise price of $2.00 per share had been granted and a 2 for 1 stock split occurred, the number of shares purchasable upon exercise of such Option would be adjusted to 200 shares and the exercise price for each share subject to the Option would be reduced to $1.00 per share. An adjustment made pursuant to this Section 2.4 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Any such adjustment made by the Committee shall be final and binding on the Optionee, the Company and all interested parties.

                                   ARTICLE III

                               GRANTING OF OPTIONS

         3.1 Eligibility. Any Independent Director, Employee or consultant of the Company shall be eligible to be granted Options, except as provided in Sections 3.3 and 6.1. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

         3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

         3.4      Granting of Options.

                  (a) The Committee shall from time to time, in its absolute discretion:

                           (i) Determine which individuals are Independent
                  Directors, Employees or consultants, and select from among those persons (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Determine the number of shares to be subject to
                  such Options granted to such selected persons, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                           (iii) Determine the terms and conditions of such
                  Options, consistent with the Plan.

                  (b) Upon the selection of an Independent Director, Employee or consultant to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) When a person is initially elected to the Board and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase eleven thousand (11,000) shares of Common Stock (subject to adjustment as provided in Section 2.4) on the date of his or her election to the Board at an exercise price of 85% of the Fair Market Value (as defined in Section 4.2(b) herein). On each anniversary of his or her election to the Board, each Independent Director automatically shall be granted an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 2.4) at an exercise price of 85% of the Fair Market Value on such date. Members of the Board who are Employees who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "Incentive Stock Options" under
Section 422 of the Code.

         4.2      Option Price.

                  (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share for an Incentive Stock Option shall not be less than 100% of the fair market value of such shares on the date such Option is granted, or 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, and that the price per share subject to a Non-Qualified Option shall not be less than 85% of the fair market value of such shares on the date such Option is granted.

                  (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date ("Fair Market Value") shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked price (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

         4.3      Option Vesting.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that (i) no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six (6) months have elapsed from (but excluding) the date on which the Option was granted and (ii) the right to exercise shall vest at a rate of at least 20% per year over five years from the date the Option is granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term of each such Option shall be ten (10) years without variation or acceleration, except as provided in Section 4.5 and except that the Board may authorize the acceleration of Options granted to an Independent Director upon the retirement of an Independent Director.

                  (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee with respect to Options granted to Employees or consultants, in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.4      Expiration of Options.

                  (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                           (i) the later of the expiration of ten (10) years
                  from the date the Option was granted (five (5) years in case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary) or the expiration of one year from the date of the Optionee's death; or

                           (ii) except in the case of any Optionee who is
                  disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one month from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-month period; or

                           (iii) in the case of an Optionee who is disabled
                  (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period.

                  (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable.

         4.5 Merger, Consolidation, Acquisition or Change in Control. In the event of the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets (collectively, a "Change

Transaction"), Optionees shall thereafter be entitled, upon exercise of the Options, to receive the kind and amount of shares, other securities, cash or property receivable upon such Change Transaction by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to such Change Transaction and shall have no other conversion rights. In any such event, effective provision shall be made in the certificate or articles of incorporation of the surviving corporation, in any contract of sale or conveyance, or otherwise, so that so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of Optionees shall thereafter be made applicable. Anything provided in this Section 4.5 to the contrary notwithstanding, if upon the consummation of any such Change Transaction, or within a period of twelve
(12) months thereafter, the Optionee's employment with the Company is terminated, or the Optionee fails to be re-elected as a director, as the case may be, then, upon such termination of employment or failure to re-elect Optionee as a director, as the case may be, the Option shall immediately fully vest and become exercisable as to all shares of Common Stock covered thereby, notwithstanding Section 4.3(a) or 4.3(b), and/or any installment provisions of such Option, and such Option shall be and remain exercisable for a period of sixty (60) days following such termination of employment or failure to be re-elected as a director, as the case may be.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         5.1 Person Eligible to Exercise. During the lifetime of the Optionee, only he or she or a legal representative thereof may exercise an Option granted to him or her, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         5.2 Partial Exercise. At any time from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.4, such Option or portion thereof may be exercised in whole or in part; provided, however that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

         5.3 Manner of Exercise. An exercisable Option, or any exercisable porion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                  (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of common stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.4, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         5.4 Certain Timing Requirements. At the discretion of the Committee (or Board, in the case of Options granted to Independent Directors), shares of common stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only
(i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of common stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six (6) months prior to the payment of such Option price or withholding taxes.

         5.5 Conditions to Issuance of Stock Certificates. The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) There is available an exemption from registration or other qualification of such shares under any state or federal securities laws, or there has been completed a registration or other qualification of such shares under any state or federal securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (c) The payment to the Company of all amounts which it is required to withhold under federal, state, or local law in connection with the exercise of the Option; and

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         5.6 Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirements to give prompt notice of disposition.

         5.7 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders. The Company shall provide to each Optionee a copy of the Company's annual report when released to the Company's stockholders.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 Compensation Committee. The Compensation Committee shall consist of at least two Independent Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board and may be replaced at any time by the Board. Vacancies in the Committee shall be filled by the Board.

         No person shall be eligible to serve on the Compensation Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act, if and as such Rule is then in effect and an "outside director" for purposes of Section 162(m) of the Code. This paragraph may be waived for successive six (6) month periods by the Board of Directors.

         6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt or amend such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may accelerate the exercise date of any Option and determine the right of any person to exercise the rights on behalf of any Optionee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "Incentive Stock Options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         6.3 Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

                                   ARTICLE VII

                                OTHER PROVISIONS

         7.1 Options Not Transferable. Options shall not be transferable except by testamentary will or the laws of descent and distribution, and shall be exercisable during an Optionee's lifetime only by the Optionee. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, the Option and such rights and privileges shall immediately become null and void.

         7.2 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 4.5, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes, in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 7.3.

         7.3 Approval of Plan by Shareholders. This Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Incentive Stock Options may be granted prior to such shareholder approval; provided, however, that such Incentive Stock Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said twelve (12)-month period, all Incentive Stock Options previously granted under the Plan shall thereupon be canceled and become null and void.

         7.4 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. Subject to the timing requirements of Section 5.4, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of common stock (or allow the return of shares of common stock) having a Fair Market Value equal to the sums required to be withheld.

         7.5 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         7.6 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option awarded to an Employee or Independent Director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         7.7 Effect of Plan Upon Other Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of the business, stock, or assets of any corporation, firm or association.

         7.8 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of common stock or Options granted or hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         7.9 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         7.10 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Children's Wonderland, Inc. as of September 18, 1996 and amended by the Board of Directors of Children's Wonderland, Inc. as of October 9, 1996.



                                            /s/ Robert M. Wilson
                                            -----------------------------------
                                            Robert M. Wilson, Secretary

                          CHILDREN'S WONDERLAND, INC.

               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 11, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Children's Wonderland, Inc. (the "Company") hereby appoints Robert M. Wilson and Debby S. Bitticks, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of the undersigned in the Company, as designated herein, with all powers which the undersigned would possess if present at the annual meeting of shareholders of the Company to be held on December 11, 1996 at 11:00 a.m. Pacific Standard Time, and at any adjournment or adjournments thereof.

1. Election of Directors           / / FOR all nominees listed below          / / WITHHOLD AUTHORITY to vote
                                     (except as marked to the contrary below)   for each nominee listed below

  Debby S. Bitticks, Kenneth W. Bitticks, James W. Gott, Michael L. Laney and
                                Robert M. Wilson

(INSTRUCTION:) To withhold authority to vote for any individual nominee, strike a line through or otherwise strike the nominee's name in the list above.

2. PROPOSAL TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN AND TO AUTHORIZE 400,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER SUCH PLAN:

          / / FOR               / / AGAINST               / / ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE, L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

          / / FOR               / / AGAINST               / / ABSTAIN

      THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE,
                THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 & 3.

If there are any amendments or variations to the matters proposed at the meeting or at any adjournment or adjournments thereof, or if any other business comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein to vote on such amendments, variations or other business.

                                              Dated:, 1996

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

                                              IMPORTANT: PLEASE SIGN, DATE AND
                                              RETURN THIS PROXY AS SOON AS
                                              POSSIBLE TO CONTINENTAL STOCK
                                              TRANSFER & TRUST COMPANY, 2
                                              BROADWAY, NEW YORK, NEW YORK
                                              10004.

                                              Please sign exactly as name
                                              appears herein. When shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney, as
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by President or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.